                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 29, 1997


                            ENVIROTEST SYSTEMS CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                     0-21454                  06-0914220
  ------------------              ------------        ----------------------
  (State or other                 (Commission           (IRS Employer
    jurisdiction                  File Number)        Identification Number)
    of Incorporation)


                         ENVIROTEST TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware         33-57384-01, 033-75406-01           36-2680300
  ------------------     -------------------------     -----------------------
  (State or other        (Commission File Number)          (IRS Employer
    jurisdiction                                        Identification Number)
    of Incorporation)

                                246 Sobrante Way
                          Sunnyvale, California 94086
                                 (408) 774-6300


              (Address, including zip code, and telephone number, including area code of registrant's principal executive offices)





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Item 5.  Other Events

As previously reported in its Schedule 13E-4 filed with the Securities and Exchange Commission on August 19, 1997, Envirotest Systems Corp. (the
"Company") entered into an agreement dated August 15, 1997 with Hughes Aircraft Company to acquire the assets comprising Hughes' remote emissions sensor product line and related technologies for $3.7 million. On August 29, 1997, the Company completed the acquisition and has therefore acquired the assets.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                        ENVIROTEST SYSTEMS CORP.


                                        ENVIROTEST TECHNOLOGIES, INC.



Dated:  September 5, 1997               By:  /s/ RAJ MODI
                                           ----------------------------
                                           Name:  Raj Modi